         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

       SUPPLEMENT DATED NOVEMBER 9, 2009 TO PROSPECTUSES DATED MAY 1, 2009

                           Calculation of Sales Charge

This Supplement announces a change in the way we will calculate the "front-end" sales charge for Contracts purchased on and after November 9, 2009. It supplements prospectuses dated May 1, 2009 for VENTURE(R) OPPORTUNITY A SHARE VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York.

You should read this Supplement together with the prospectus for the Contract you purchase (the "Annuity Prospectus"), and retain both documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029 or, in New York, at 1-800-551-2078 to request a free copy. You may also visit us at www.jhannuities.com or www.jhannuitiesnewyork.com.

REVISED METHOD OF CALCULATION FOR CONTRACTS PURCHASED ON OR AFTER NOVEMBER 9,
2009

If you purchase a Contract on or after November 9, 2009, we will determine the front-end sales charge that we deduct from each Purchase Payment without regard to the value of any "Associated Accounts." The exclusion of "Associated Accounts" from our calculation may result in a decrease in the "Cumulative Value" applicable to your Contract and an increase in the applicable front-end sales charge we deduct. We will continue to include "Associated Accounts" in our calculation of sales-charges for additional Purchase Payments under Contracts purchased before November 9, 2009 outside of New York, in states where permitted.

We revise the Annuity Prospectus as follows:

In "I. Glossary of Special Terms," we replace the definition of "Cumulative Value" with the following:

     CUMULATIVE VALUE: This is the amount we use to determine your applicable front-end sales charge. For Contracts purchased on or after November 9, 2009, Cumulative Value is equal to your current Purchase Payment and, if making an Additional Purchase Payment, the greater of your Contract Value or the sum of all previous Purchase Payments minus any withdrawals. For Contracts purchased before November 9, 2009, Cumulative Value is equal to your current Purchase Payment plus your existing Contract Value plus the value of any Associated Accounts (in states where permitted; not available in New York).

In "III. Fee Tables," we replace the definition of "Cumulative Value" in Note 2 following the "Contractowner Transaction Expenses" with the following:

     For Contracts purchased on or after November 9, 2009, your Cumulative Value is equal to your current Purchase Payment and, if making an Additional Purchase Payment, the greater of your Contract Value or the sum of all previous Purchase Payments minus any withdrawals (in states where permitted). For Contracts purchased before November 9, 2009, Cumulative Value is equal to your current Purchase Payment plus your existing Contract Value plus the value of any Associated Accounts (in states where permitted; not available in New York) (see "VII. Charges & Deductions - Front-End Sales Charges" on page 56).

In "V. Description of the Contract - Accumulation Period Provisions," we delete the second paragraph of the "Purchase Payments" section and replace it with the following:

     We make a sales charge against your Purchase Payments. The sales charge is a percentage of your Purchase Payment. The percentage applied against your Purchase Payment is based on your Cumulative Value.

     For Contracts purchased on or after November 9, 2009, your Cumulative Value is defined as the sum of:

          (1) the current Purchase Payment and, if making an Additional Purchase Payment,

          (2)  the greater of:

               (a) your Contract Value, or

               (b) the sum of all prior Purchase Payments minus any withdrawals.


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     For Contracts purchased before November 9, 2009, your Cumulative Value means the sum of your current Purchase Payment plus your existing Contract Value plus the value of any Associated Accounts (in states where permitted; not available in New York).

We delete "VII. Charges and Deductions - Front-End Sales Charges," and replace it with the following:

     FRONT-END SALES CHARGES

     To compensate us for assuming certain distribution expenses, we calculate a "front-end" sales charge each time you make a Purchase Payment, and deduct it from that payment. Each front-end sales charge is a percent (the "sales charge percentage") of the corresponding Purchase Payment. The sales charge percentage applicable to one Purchase Payment may differ from the sales charge percentage applicable to a different Purchase Payment. That is because we base the sales charge percentage on a "Cumulative Value" calculated at the time we receive your Purchase Payment.

     For Contracts purchased on or after November 9, 2009, Cumulative Value means the sum of:

          (1) the current Purchase Payment and, if making an Additional Purchase Payment,

          (2)  the greater of:

               (a) your Contract Value, or

               (b) the sum of all previous Purchase Payments minus any withdrawals. For Contracts purchased before November 9, 2009, Cumulative Value means the sum of your current Purchase Payment plus your existing Contract Value plus the value of any Associated Accounts (in states where permitted; not available in New York).

     We apply the following sales charge (shown as a percentage of your Purchase Payment in the following table) at the time you make a Purchase Payment:

                               THE FRONT-END SALES
                                  CHARGE ON YOUR
IF YOUR CUMULATIVE VALUE IS:   PURCHASE PAYMENT IS:
----------------------------   --------------------
      Up to $49,999.99                5.50%
     $50,000 to $99,999               4.50%
    $100,000 to $249,999              3.50%
    $250,000 to $499,999              2.50%
    $500,000 to $999,999              2.00%
     $1,000,000 and over              0.50%

     We will eliminate the sales charge when a Contract is issued to officers, trustees, directors or employees (or a relative thereof) of ours, or of any of our affiliates, or of the John Hancock Trust ("Eligible Employee"). We will also eliminate the sales charge when a Contract is issued to an employee of a broker-dealer. The sales charge waiver is not available to relatives of Eligible Employees or employees of a broker-dealer in the state of New York. In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person.

     We reserve the right to modify, suspend or terminate any reductions or waivers of sales charges at any time.

In "Appendix A: Examples of Calculation of Withdrawal Charges," we replace all references to the "value of Associated Accounts" with "Cumulative Value."

                        SUPPLEMENT DATED NOVEMBER 9, 2009

1109: 70395   333-146591   333-146590


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